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                                                                      EX-99.CERT

                                 CERTIFICATIONS

                         Pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002

I, Robert S. Dow, certify that:

     1. I have reviewed this report on Form N-CSR of Lord Abbett Mid-Cap Value Fund, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

     4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Registrant and have:

               a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

               b. evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;

     5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee or the Registrant's Board of Directors (or persons performing the equivalent functions):

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               a.   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial data; and

               b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting; and

     6. The Registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: August 25, 2004
      ---------------

                                      /s/Robert S. Dow
                                      ----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President

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                                 CERTIFICATIONS

                         Pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002

I, Joan A. Binstock, certify that:

     1. I have reviewed this report on Form N-CSR of Lord Abbett Mid-Cap Value Fund, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

     4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Registrant and have:

               a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

               b. evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;

     5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee or the Registrant's Board of Directors (or persons performing the equivalent functions):

               a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial data; and

               b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting; and

     6. The Registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: August 25, 2004
      ---------------


                                      /s/Joan A. Binstock
                                      -------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President